UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2004 (November 15, 2004)

SYMBION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50574 (Commission File Number)	62-1625480 (IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)

(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

     On November 15, 2004, Symbion, Inc. issued a press release providing guidance for 2005. A copy of the press release is attached as Exhibit 99 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

   99   Press Release, dated November 15, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2004	SYMBION, INC.
	By:	/s/ Kenneth C. Mitchell
Kenneth C. Mitchell
Chief Financial Officer and Senior Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated November 15, 2004

4